Income Taxes and Related Payments - Components of deferred tax assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Deferred tax assets:
Amortizable basis	$ 183,858	[1]	$ 0	[1]
Other	4,049	[2]	0	[2]
Total deferred tax assets	187,907		0
Less: valuation allowance	0	[3]	0	[3]
Net deferred tax assets	$ 187,907		$ 0

[1]	Represents the unamortized step-up of tax basis from the H&F Corp Merger and the purchase of Class A common units and preferred units by APAM.
[2]	Represents the net deferred tax assets associated with the H&F Corp Merger and other miscellaneous deferred tax assets.
[3]	Artisan assessed whether the deferred tax assets would be realizable and determined based on its history of taxable income that the benefits would more likely than not be realized. Accordingly, no valuation allowance is required.